UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MISONIX, INC.

(Name of Registrant as Specified In Its Charter)

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MISONIX, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, December 3, 2013

To the Shareholders of

MISONIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC., a New York corporation (the “Company”), will be held at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735, on Tuesday, December 3, 2013 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect six Directors to the Board of Directors;

2.	To conduct an advisory vote on the compensation of the Company’s Named Executive Officers;

3.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers;

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on October 21, 2013 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

RICHARD A. ZAREMBA
Secretary

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting to Be Held on December 3, 2013:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at http://www.cstproxy.com/misonix/2013.

MISONIX, INC.

1938 New Highway

Farmingdale, New York 11735

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, December 3, 2013

The Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC. (the “Company”) will be held on Tuesday, December 3, 2013, at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Tuesday, December 3, 2013, and at any adjournments of such Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is November 4, 2013.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

On October 21, 2013 (the “Record Date”), the Company had outstanding 7,191,930 shares of its only class of voting securities, namely common stock, $.01 par value per share (the “Common Stock”). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. On all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required, including the approval (on an advisory basis) of the compensation of the Company’s Named Executive Officers. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (“broker non-votes”), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the (i) the selection of the frequency of future executive compensation advisory votes or (ii) ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Since Proposal Three on the selection of the frequency of future executive compensation advisory votes is an advisory vote with multiple choices, the provisions of the Company’s By-Laws regarding the vote required to “approve” a proposal are not applicable to this matter. The Company will consider the frequency that receives the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and non-binding on the Company or the Board in any way, the Board may decide that it is in the Company’s and the Company’s shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by the Company’s shareholders. Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One, (ii) approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, (iii) holding future executive compensation advisory votes every three years and (iv) ratification of the selection of Grant Thornton.

Under the New York Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

SECURITY OWNERSHIP

The following table sets forth as of the close of business on November 1, 2013, certain information with regard to the ownership of the Company’s Common Stock by (i) each beneficial owner of more than 5% of the Company’s Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the “Summary Compensation Table” below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

	Common Stock		Percent
Name and Address (1)	Beneficially Owned		of Class

Michael A. McManus, Jr.	708,476	(2)	9.3
Norman H. Pessin	542,897	(3)	7.5
Dimensional Fund Advisors LP	509,915		7.0
Stavros G. Vizirgianakis	380,100		5.3
Richard A. Zaremba	172,000	(4)	2.4
Dan Voic	153,348	(5)	2.1
T. Guy Minetti	118,250	(6)	1.6
Howard Alliger	115,150	(7)	1.5
Thomas F. O’Neill	93,250	(8)	1.2
John W. Gildea	56,250	(9)	*
Dr. Charles Miner III	56,250	(10)	*
All executive officers and Directors as a group (eleven people)	1,959,593	(11)	24.2

*	Less than 1%.

(1)	Except as otherwise noted, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Dimensional Fund Advisors LP has a principal business office at 1299 Ocean Avenue, Santa Monica, CA 90401. Norman H. Pessin has a principal business office at 366 Madison Avenue, 14th Floor, New York, New York 10017.

(2)	Includes 429,675 shares which Mr. McManus has the right to acquire upon exercise of stock options which are currently exercisable.

(3)	Sandra F. Pessin, Mr. Pessin’s spouse, is listed as the beneficial owner of 168,025 of such shares in the statement on Schedule 13D filed by Mr. Pessin and Mrs. Pessin on February 14, 2013 with the Securities and Exchange Commission (“SEC”).

(4)	Includes 97,500 shares which Mr. Zaremba has the right to acquire upon exercise of stock options which are currently exercisable.

(5)	Includes 114,000 shares which Mr. Voic has the right to acquire upon exercise of stock options which are currently exercisable.

(6)	Includes 71,250 shares which Mr. Minetti has the right to acquire upon exercise of stock options which are currently exercisable.

(7)	Includes 56,250 shares which Mr. Alliger has the right to acquire upon exercise of stock options which are currently exercisable.

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(8)	Includes 71,250 shares which Mr. O’Neill has the right to acquire upon exercise of stock options which are currently exercisable.

(9)	Includes 56,250 shares which Mr. Gildea has the right to acquire upon exercise of stock options which are currently exercisable.

(10)	Includes 56,250 shares which Dr. Miner has the right to acquire upon exercise of stock options which are currently exercisable.

(11)	Includes the shares indicated in notes (2), (4), (5), (6), (7), (8), (9) and (10).

PROPOSAL ONE

ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting. Mr. Alliger notified the Company on October 29, 2013 that he was retiring and would not stand for election at the Annual Meeting. The Company will commence a search for a Director to fill the vacancy created by Mr. Alliger’s retirement but does not anticipate that a candidate will be identified prior to the Annual Meeting. The term of each Director expires at the Annual Meeting, with Messrs. Gildea, McManus, Miner, Minetti, O’Neill and Vizirgianakis standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

			Director
Name	Age	Principal Occupation	Since

John W. Gildea	70	Director	2004

Howard Alliger	86	Director	1971

Dr. Charles Miner III	62	Director	2005

T. Guy Minetti	62	Director	2003

Thomas F. O'Neill	67	Director	2003

Stavros G. Vizirgianakis	43	Director	2013

Michael A. McManus, Jr.	70	Director, President and Chief Executive Officer	1998

Richard A. Zaremba	58	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	—

Robert S. Ludecker	46	Vice President, Global Sales and Marketing	—

Dan Voic	51	Vice President of Research and Development and Engineering	—

Ronald Manna	59	Vice President of Quality and Regulatory Affairs	—

Frank Napoli	56	Vice President of Operations	—

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Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

John W. Gildea is the founding principal of Gildea Management Co., a management company of special situations with middle market companies in the United States and Central Europe. From 2000 to 2003, Gildea Management Co. formed a joint venture with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. From 1996 to 2000, Gildea Management Co. formed and founded Latona Europe, a joint venture between Latona U.S., Lazard Co. and Gildea Management Co. to restructure several Czech Republic companies. Before forming Gildea Management Co. in 1990, Mr. Gildea managed the Corporate Services Group at Donaldson, Lufkin and Jenrette, an investment banking firm. Mr. Gildea serves on the Board of Directors of International Textile Group, Inc., Sothic Capital, a UK-based distressed fund, and Country Pure, a private company. Mr. Gildea is a graduate of the University of Pittsburgh.

Mr. Gildea has extensive experience as an international investment banker and sits on the Board of several companies. The Board believes this experience qualifies him to serve as a director.

Howard Alliger founded the Company's predecessor in 1955 and the Company was a sole proprietorship until 1960. The Company name then was Heat Systems-Ultrasonics. Mr. Alliger was President of the Company until 1982 and Chairman of the Board until 1996. In 1996 Mr. Alliger stepped down as Chairman and ceased to be a corporate officer. He has been awarded 23 patents and has published various papers on ultrasonic technology. For three years, ending in 1991, Mr. Alliger was the President of the Ultrasonic Industry Association. Mr. Alliger holds a B.A. degree in economics from Allegheny College and also attended Cornell University School of Engineering for four years. He has also established, and is President of, two privately held entities which are engaged in pharmaceutical research and development.

Mr. Alliger has extensive experience as an inventor experienced in ultrasound technologies and is the founder of the Company. The Board believes this experience qualifies him to serve as a director.

Dr. Charles Miner III currently practices internal medicine in Darien, Connecticut. Dr. Miner is on staff at Stamford and Norwalk Hospitals and since 1982 has held a teaching position at Columbia Presbyterian Hospital. Dr. Miner received his M.D. from the University of Cincinnati College of Medicine in 1979 and received a Bachelor of Science from Lehigh University in 1974.

Dr. Miner is an experienced physician and teacher in the medical field.  He serves on the board of private companies.  The Board believes this experience qualifies him to serve as a director.

T. Guy Minetti is currently employed as an adviser to Level Four Orthotics and Prosthetic, Inc., a specialty health care company which designs and sells customized and prefabricated prosthetic and orthotic products. Until August 2012, he served as Chief Executive Officer of TwigTek, Inc., a company engaged in the remarketing and recycling of used electronics. Prior to joining TwigTek in November 2009, he founded and was the Managing Director of Senior Resource Advisors LLC, a management consulting firm, from 2005 through 2008. Prior to being Managing Director of Senior Resource Advisors LLC, Mr. Minetti served as the Vice Chairman of the Board of Directors of 1-800-Flowers.Com, a publicly held specialty gift retailer based in Westbury, New York. Before joining 1-800-Flowers.Com in 2000, Mr. Minetti was the Managing Director of Bayberry Advisors, an investment banking boutique he founded in 1989 to provide corporate finance advisory services to small-to-medium-sized businesses. From 1981 through 1989, Mr. Minetti was a Managing Director of the investment banking firm, Kidder, Peabody & Company. While at Kidder, Peabody, Mr. Minetti worked in the investment banking and high yield bond departments. Mr. Minetti is a graduate of St. Michael's College.

Mr. Minetti has extensive experience in worldwide marketing, as an investment banker and as a director of a public company. The Board believes this experience qualifies him to serve as a director.

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Thomas F. O’Neill is a partner at Kimberlite Advisors, LLC. Kimberlite acquired the business of Ranieri Partners Financial Service Group (“RPFSG”) in September 2013. From December 2010 through August 2013, Mr. O’Neill was chairman of RPFSG. RPFSG is in the business of acquiring and managing companies in the financial services sector, including money management and investment management firms. Mr. O’Neill was also appointed Chairman of the holding company of First Allied, a broker-dealer, controlled by Ranieri Partners.  Prior to joining RPFSG, he was a founding principal of Sandler O'Neill & Partners, L.P., an investment banking firm. He began his Wall Street career at L.F. Rothschild where he specialized in working with financial institutions in Rothschild's Bank Service Group from 1972. He was appointed Managing Director of the Bank Service Group, a group consisting of fifty-five professionals, in 1984. In 1985, he became a Managing Director at Bear Stearns and Co-Manager of the Financial Services Group. Mr. O'Neill serves on the Board of Directors of Archer-Daniels-Midland Company and The Nasdaq Stock Market, Inc. Mr. O'Neill is a graduate of New York University and a veteran of the United States Air Force.

Mr. O'Neill has extensive experience as an investment banker, the founding partner of an investment firm, and as a director of public companies. The Board believes this experience qualifies him to serve as a director.

Stavros G. Vizirgianakis has a distinguished career in the medical devices arena having worked for U. S. Surgical Corporation as a director of Sales for Sub-Sahara Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations (PTY) LTD., which has become one of the largest privately owned medical device distributors in the African region. In addition, he owns a controlling interest in MD Solutions Australasia, PTY, LTD., an Australia-based distributor of medical devices. Mr. Vizirgianakis also serves on the board of Tenaxis Medical and is a strategic investor and advisor to numerous medical device startups and established companies in this arena. Mr. Vizirgianakis has a degree in commerce from the University of South Africa.

Mr. Vizirgianakis has extensive experience in international business, sales and marketing. The Board believes his industry knowledge, sales and marketing experience and his vast international business relationships qualify him to serve as a director.

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company in November 1999. From November 1991 to March 1999, Mr. McManus was President and Chief Executive Officer of New York Bancorp, Inc. Prior to New York Bancorp, Inc., Mr. McManus held senior positions with Jamcor Pharmaceutical, Inc., Pfizer, Inc. and Revlon Corp. Mr. McManus also spent several years as an Assistant to President Reagan. Mr. McManus serves on the Board of Directors of the following publicly traded companies: A. Schulman, Inc. and Novavax, Inc. Mr. McManus holds a B.A. degree in Economics from the University of Notre Dame and a Juris Doctor from Georgetown University Law Center.

Mr. McManus' extensive first-hand knowledge of the business and historical development of the Company, as well as his executive, management and leadership experience and achievement, along with his previous experience in the pharmaceutical and medical device areas, give him highly valued insights into our Company's challenges, opportunities and business. Mr. McManus also possesses broad knowledge related to equity and capital markets that the Board believes are invaluable to the Board's discussions of the Company's capital and liquidity needs and qualify him to serve on the Board.

Richard A. Zaremba became Senior Vice President in 2004. He became Vice President and Chief Financial Officer in February 1999. From March 1995 to February 1999, he was the Vice President and Chief Financial Officer of Converse Information Systems, Inc., a manufacturer of digital voice recording systems. Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment. Mr. Zaremba is a licensed certified public accountant in the state of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

Robert S. Ludecker became Vice President of Global Sales and Marketing in May 2013. Prior to joining the Company, Mr. Ludecker served as Vice President of Global Sales and Marketing for BioMimetic Therapeutics, a NASDAQ-listed biotechnology company specializing in the development and commercialization of products which promote the healing of musculoskeletal injury and disease, including orthopedic, spine and sports medicine applications, from February 2011 to May 2013. Prior to BioMimetic, Mr. Ludecker served from February 2008 to February 2011 in a variety of sales and marketing leadership positions with Small Bone Innovations, Inc., a privately-held orthopedic company specializing in small bones and Smith & Nephew plc, a leading UK-based global provider of orthopedic reconstruction implants and a broad portfolio of medical instruments and supplies. Mr. Ludecker holds a B. A. degree from Kenyon College.

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Dan Voic became Vice President of Research and Development and Engineering in January 2002. Prior thereto, he served as Engineering Manager and Director of Engineering with the Company. Mr. Voic has approximately 15 years experience in both medical and laboratory and scientific products development. Mr. Voic holds an M.S. degree in mechanical engineering from Polytechnic University "Traian Vuia" of Timisoara, Romania and an MS degree in applied mechanics from Polytechnic University of New York.

Ronald Manna became Vice President of Quality and Regulatory Affairs of the Company in January 2012. Prior thereto, Mr. Manna served as Vice President of New Product Development and Regulatory Affairs, Vice President of Research and Development and Engineering, Vice President of Operations and Director of Engineering of the Company. Mr. Manna holds a B.S. degree in mechanical engineering from Hofstra University.

Frank Napoli became Vice President of Operations in September 2004. From March 2004 to September 2004, Mr. Napoli was Vice President of Manufacturing for Spellman High Voltage Electronics Corp. Previously, Mr. Napoli was Director of Manufacturing for Telephonics Corporation. Mr. Napoli holds a B.S. degree in Mechanical Engineering from the New York Institute of Technology.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2013 (“Fiscal 2013”), the Board of Directors held four meetings and the Stock Option Committee held one meeting. The Audit Committee met four times and the Compensation Committee met once during Fiscal 2013. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which he was a member that were held during Fiscal 2013.

In compliance with requirements of the Corporate Governance Requirements of The Nasdaq Stock Market, Inc. (the “NASD governance standards”), the non-management directors of the Board of Directors met four times in executive session during Fiscal 2013.

Committees of the Board

Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee. The Stock Option Committee for the 1996 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 2001 Employee Stock Option Plan, the 2005 Employee Equity Incentive Plan, the 2009 Employee Equity Incentive Plan and the 2012 Employee Equity Incentive Plan consists of Messrs. Alliger, Miner, Minetti, O’Neill and Gildea. The Stock Option Committee for the 1996 Non-Employee Director Stock Option Plan, the 2005 Non-Employee Director Stock Option Plan, the 2009 Non-Employee Director Stock Option Plan and the 2012 Non-Employee Director Stock Option Plan consists of Messrs. McManus, Alliger, Miner, Minetti, O’Neill and Gildea. The Stock Option Committees are responsible for administering the Company’s stock option plans.

The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk. The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill. The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the NASD governance standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC. The duties and responsibilities of the Audit Committee are more fully described in the Company’s written Audit Committee Charter, a copy of which is attached as Exhibit A to this Proxy Statement.

The Compensation Committee consists of Messrs. Alliger, Minetti, O’Neill and Gildea. The Compensation Committee is responsible for considering and recommending remuneration arrangements for executive officers and directors to the Board of Directors. The Chief Executive Officer of the Company makes recommendations for compensation of executive officers other than himself to the Compensation Committee. The Compensation Committee did not employ a compensation consultant during Fiscal 2013 to assist it in evaluating executive compensation. The Committee also did not set percentage compensation goals against a peer group of companies, or benchmark, our executives’ compensation, though the availability to our executives of alternative employment opportunities is an important consideration in the compensation design process. Rather, the Compensation Committee used its marketplace knowledge, background, experience and market information to make recommendations concerning executive compensation. Such duties and responsibilities are more fully described in the Company’s written Compensation Committee Charter, a copy of which was filed as an attachment to the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders.

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Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent director who could be excluded from a committee. Currently, five of the seven Directors are independent. Furthermore, the Board has adopted by resolution a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD governance standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the NASD governance standards; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to MISONIX, INC., 1938 New Highway, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

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Director Compensation For Fiscal 2013

The following chart sets forth the compensation paid to members of the Board for their service as Directors in Fiscal 2013:

	Fees Earned or Paid in	Option
Name	Cash ($)	Awards ($)	Total ($)
Michael A. McManus, Jr.	—	—	—

John Gildea	20,000	73,755	93,755

Howard Alliger	15,000	73,755	88,755

Dr. Charles Miner III	20,000	73,755	93,755

T. Guy Minetti	25,000	73,755	98,755

Thomas F. O'Neill	20,000	73,755	93,755

Stavros G. Vizirgianakis	3,000	79,713	82,713

Outstanding options at Fiscal 2013 year-end for Messrs. O'Neill and Minetti are 90,000 shares each; Messrs. Alliger, Gildea, and Miner are 75,000 shares each; and Mr. Vizirgianakis is 15,000 shares. Each non-employee director receives an annual fee of $15,000 and options to purchase 15,000 shares of Common Stock that vest pro-rata over four years. The Chairman of the Audit Committee receives an additional $10,000 per year cash compensation and the other members of the Audit Committee receive an additional $5,000 per year cash compensation. Each non-employee director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

Insider Trading Policy

We recognize that the Company’s executive officers and directors may sell shares from time to time in the open market to realize value to meet financial needs and diversify their holdings, particularly in connection with exercises of stock options. All such transactions are required to comply with the Company’s insider trading policy.

Section 16 (a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during Fiscal 2013, except for Mr. Vizirgianakis, who inadvertently filed a Form 4 for an initial grant of stock options upon his being appointed to the Board late.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Richard A. Zaremba, Secretary, MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. The non-management Directors are: Messrs. Alliger, Gildea, Minetti, Miner, O’Neill and Vizirgianakis. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

8

Director Independence

The Company is required to have a Board of Directors a majority of whom are “independent” as defined by the NASD governance standards and to disclose in the proxy statement for each annual meeting those Directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all Directors other than Mr. McManus, who is an officer of the Company, and Mr. Vizirgianakis, who is an affiliate of the Company’s South Africa distributor, are independent.

The Company is required to have an audit committee of at least three members composed solely of independent Directors. The Board of Directors is required under the NASD governance standards to affirmatively determine the independence of each Director on the Audit Committee. The Board has determined that each member of the Audit Committee is “independent” not only under the NASD governance standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor, and are briefed by outside counsel on, developments in the area of corporate governance and securities law and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and the Nasdaq Stock Market, and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Leadership and Structure

Michael A. McManus, Jr., our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board as Mr. McManus possesses extensive experience and in-depth knowledge of our Company and the opportunities and challenges we face. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. McManus is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us. The Board does not have a specifically designated lead independent Director. However, Guy Minetti, an independent Director and Chair of our Audit Committee, has typically led the executive sessions of the Board and acts as a liaison between the Directors and management.

Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, Company management is responsible for managing risk. The Company has a robust internal process and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Audit Committee is responsible for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk.

9

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders. It is, however, expected that Directors will be in attendance, absent compelling circumstances. All members of the Board of Directors attended the Company’s Annual Meeting of Shareholders held on December 4, 2012.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. The Company has filed a copy of this Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The Company has also made the Code of Ethics available on its website at www.MISONIX.com.

Transactions with Related Persons

Stavros G. Vizirgianakis was appointed to the Board on May 7, 2013. Mr. Vizirgianakis owns a controlling interest in MD Solutions Australasia PTY Ltd. and a family member owns one hundred percent of Applied BioSurgical, both independent distributors for the Company. The distributor agreements with such companies pre-date Mr. Vizirgianakis’ appointment to the Board.

Set forth below is a table showing the Company’s net sales and accounts receivables for the years ended June 30, 2013 and 2012 with these distributors:

Applied Bio Surgical	2013	2012

Sales	$489,592	$427,767
Accounts receivable	130,123	171,834

MD Solutions Australasia PTY Ltd.	2013	2012

Sales	$335,274	$200,870
Accounts receivable	18,700	34,937

Audit Committee Report

Management is responsible for the Company’s financial reporting process, including its system of internal control and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent”.

10

The Audit Committee of the Company’s Board of Directors is currently composed of four Directors, none of who are officers or employees of the Company. The Board of Directors has determined that (1) all members of the Audit Committee are financially literate and independent under the NASD governance standards, and (2) Messrs. Gildea, Minetti and O’Neill are “audit committee financial experts”, as defined under the rules and regulations promulgated by the SEC. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter was attached to the Proxy Statement for the Company’s Annual Meeting held on December 4, 2012.

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries and such selection is subsequently presented to the Company’s shareholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2013 with our management; has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board; has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2013 for filing with the SEC.

Reported upon by the Audit Committee

T. Guy Minetti

Thomas F. O’Neill

John W. Gildea

Dr. Charles Miner III

* * *

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

•	Attract, motivate, retain and reward employees of outstanding ability;

•	Link changes in employee compensation to individual and corporate performance;

•	Align employees' interests with those of the Company's shareholders.

11

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company's performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated against local companies of similar size and nature.

Annual Bonus Plan Compensation

The Compensation Committee of the Board approves annual performance-based compensation. The purpose of the annual bonus-based compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer, are evaluated and approved by the Compensation Committee for all management employees other than the Chief Executive Officer. The bonus recommendations are derived from individual and Company performance but not based on a specific formula and are discretionary. The Chief Executive Officer's bonus compensation is derived from the recommendation of the Compensation Committee based upon the Chief Executive Officer's performance and Company performance but is not based on a specific formula and is discretionary.

Stock Option Awards

Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives' and shareholders' interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers.

Annual option grants to executive officers are made in the form of incentive stock options ("ISOs") to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.

Our current standard vesting schedule for all employees is 25% on the first anniversary of the date of grant, 50% on the second anniversary of the date of grant, 75% on the third anniversary of the date of grant and 100% on the fourth anniversary of the date of grant.

401 (k) Plan

Our Individual Deferred Tax and Savings Plan (the "401 (k) plan") is a tax qualified retirement savings plan pursuant to which all of the Company's U.S. employees may defer compensation under Section 401 (k) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company contributes an amount equal to 10% of salary contributed under the 401 (k) plan by an eligible employee, up to the maximum allowed under the Code. We do not provide any supplemental retirement benefits to executive officers.

Change in Control benefits

Change in control benefits are intended to diminish the distraction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive's full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives' talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

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Mr. McManus is entitled to severance pay and benefits if he terminates his employment with the Company following a Change in Control (as defined in the Employment Agreement, dated September 11, 2012, between Mr. McManus and the Company (the “Employment Agreement”)), to provide him with an incentive to remain with the Company. Severance pay and benefits are triggered upon (i) his Involuntary Termination without Cause (as defined in the Employment Agreement) for a reason other than death or Disability (as defined in the Employment Agreement) or (ii) as a result of a Constructive Termination (as defined in the Employment Agreement) which in either case occurs: (x) during the period not to exceed twenty-four (24) months after the effective date of a Change in Control, or (y) before the effective date of a Change in Control, but after the first date on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of a Change in Control.

In the event that pay and benefits are triggered, Mr. McManus (A) is entitled to receive severance pay in an amount equal to two (2) times the sum of (a) his annual base pay and (b) bonus at the highest rate paid him for any fiscal year during the aggregate period of his employment by the Company, payable in cash in a lump sum; and the payment of premiums for medical, dental, vision, hospitalization and long term care coverage under Company plans for a period of twenty-four (24) months; (B) has the right, for a period of (i) ninety (90) days for stock options granted under any of the Company’s Employee Stock Option Plans adopted prior to 2005 and (ii) two (2) years for stock options granted under the Company’s 2005 Employee Equity Incentive Plan, 2009 Employee Equity Incentive Plan and any Plan adopted after the effective date of the Employment Agreement following his Termination Date (as defined in the Employment Agreement), to exercise the options to the extent such options are otherwise vested and exercisable as of the Termination Date under the terms of the applicable stock option agreement(s) and plan(s); and (C) will vest in all unvested stock option grants with respect to options granted after July 1, 2012.

Mr. Zaremba and Mr. Voic have an agreement for the payment of twelve months of annual base salary upon a change in control of the Company.

Tax deductibility of Executive Compensation

Section 162 (m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. In fiscal 2013, there was no executive officer's compensation that exceeded $1,000,000.

The following table sets forth information concerning the compensation awarded to, earned by or paid to our named executive officers during the past two fiscal years for services rendered to the Company:

SUMMARY COMPENSATION TABLE

Name	Fiscal Year
and Principal Position	Ended June 30,	Salary ($)	Bonus ($)	Options Awards ($)	Total ($)

Michael A. McManus, Jr.	2013	288,915	100,000	307,296	696,211
President and Chief	2012	286,083	100,000	175,180	561,263
Executive Officer

Richard A. Zaremba	2013	213,063	30,000	93,172	336,235
Senior Vice President,	2012	206,856	25,000	61,313	293,169
Chief Financial Officer,
Secretary and Treasurer

Michael Ryan *	2013	278,771	15,000	-	293,771
Senior Vice President-Medical	2012	242,282	10,000	61,313	313,595
Division

Dan Voic	2013	164,038	12,000	81,526	257,564
Vice President of	2012	160,029	8,000	52,554	220,583
Research and Development
and Engineering

* Mr. Ryan was employed by the Company until May 7, 2013.

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Employment Agreements

On September 11, 2012, the Company entered into the Employment Agreement. Pursuant to the Employment Agreement, Michael A. McManus, Jr. will continue to serve as the Company’s President and Chief Executive Officer. The Employment Agreement, effective as of July 1, 2012, has an initial term expiring June 30, 2013 and renews for successive one-year periods thereafter unless terminated by either party not less than ninety (90) days prior to the end of the then-current term. The Employment Agreement provides for an annual base salary of $288,915, a company-provided automobile and an annual bonus based on Mr. McManus’ achievement of annual goals and objectives as determined by the Compensation Committee of the Board.

Mr. McManus is entitled under the Employment Agreement to participate in any plans and programs made available to the executive employees of the Company generally.

The Company can terminate the Employment Agreement for cause (as defined in the Employment Agreement). Mr. McManus can terminate the Employment Agreement for good reason (as defined in the Employment Agreement). If Mr. McManus terminates the Employment Agreement for good reason, the Company must pay him an amount equal to two times his total compensation (annual base salary plus bonus) at the highest rate paid him at any time during the aggregate time he has been employed by the Company, payable in a lump sum within sixty (60) days of termination of employment.

The Company and Mr. McManus have entered into two letter agreements providing for the exercise of vested options by Mr. McManus (i) for a ninety (90) day period after his retirement with respect to stock options granted under certain of the Company’s stock option plans and (ii) for two (2) years after Mr. McManus terminates his employment with the Company in the event of a Change-in-Control (as defined in the applicable stock option plans) and he is eligible for the severance benefits provided for by the Employment Agreement.

In conformity with the Company's policy, all officers and employees have executed a non-solicitation and confidentiality agreement. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without the prior approval of the Company. The Employment Agreement also contains non-competition provisions that preclude Mr. McManus from competing with the Company for a period of eighteen (18) months from the date of his termination of employment.

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OUTSTANDING EQUITY AWARDS FOR THE 2013 FISCAL YEAR

	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised		Option	Option
Name	Options (#) Exercisable	Options (#) Unexercisable		Exercise Price ($)	Expiration Date
Michael A. McManus, Jr.
	125,000	-		4.66	11/01/13
	125,000	-		5.18	11/01/14
	100,000	-		1.91	11/04/18
	37,500	12,500	(6)	2.44	09/09/19
	50,000	50,000	(1)	1.82	09/07/20
	25,000	75,000	(2)	2.19	09/13/21
	-	118,700	(3)	2.96	09/13/22
	-	6,300	(4)	6.18	12/05/22

Richard Zaremba
	15,000	-		4.70	09/16/13
	12,000	-		8.00	09/15/14
	8,000	-		7.60	09/27/15
	4,000	-		5.82	02/07/16
	12,000	-		3.45	10/20/16
	10,000	-		4.04	09/04/17
	18,000	6,000	(6)	2.44	09/09/19
	-	15,000	(1)	1.82	09/07/20
	8,750	26,250	(2)	2.19	09/13/21
	-	40,000	(3)	2.96	09/13/22

Michael Ryan (5)	15,000	-		4.98	08/07/13
	18,000	-		2.04	08/07/13
	5,000	-		.85	08/07/13
	24,000	-		2.44	08/07/13
	22,500	7,500	(1)	1.82	08/07/13
	17,500	17,500	(2)	2.19	08/07/13
	-	35,000	(5)	2.96	-

Dan Voic
	15,000	-		4.70	09/16/13
	12,000	-		8.00	09/15/14
	5,000	-		7.60	09/27/15
	2,500	-		5.82	02/07/16
	8,000	-		3.45	10/20/16
	10,000	-		4.04	09/04/17
	15,000	-		2.04	09/26/18
	1,000	-		.85	12/11/18
	13,500	4,500	(6)	2.44	09/09/19
	12,500	12,500	(1)	1.82	09/07/20
	7,500	22,500	(2)	2.19	09/13/21
	-	35,000	(3)	2.96	09/13/22

(1)	Options issued 09/07/10 and vest equally over 4 years.

(2)	Options issued 09/13/11 and vest equally over 4 years.

(3)	Options issued 09/09/12 and vest equally over 4 years.

(4)	Options issued 12/05/12 and vest equally over 4 years.

(5)	Mr. Ryan was no longer employed by the Company as of May 7, 2013. Shares no longer vest after date of employment separation.

(6)	Options issued 09/09/09 and vest equally over 4 years.

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Stock Options

In March 1996, the Board of Directors adopted and, in February 1997, the shareholders approved the 1996 Employee Incentive Stock Option Plan covering an aggregate of 450,000 shares (the "1996 Plan") and the 1996 Non-Employee Director Stock Option Plan (the "1996 Directors Plan") covering an aggregate of 1,125,000 shares of Common Stock. At June 30, 2013, options to purchase 41,000 shares were outstanding under the 1996 Plan at exercise prices ranging from $5.18 to $7.60 per share with a vesting period of immediate to three years and options to purchase 105,000 shares were outstanding under the 1996 Directors Plan at exercise prices ranging from $4.99 to $7.60 per share with a vesting period of immediate to three years. At June 30, 2013, options to purchase 138,295 shares under the 1996 Plan have been exercised and options to purchase 422,650 shares have been forfeited (of which options to purchase 182,945 shares have been reissued).  There are no shares available for future grants. At June 30, 2013, options to purchase 838,500 shares under the 1996 Directors Plan have been exercised and options to purchase 115,000 shares have been forfeited (of which none have been reissued). There are no shares available for future grants.

In October 1998, the Board of Directors adopted and, in January 1999, the shareholders approved the 1998 Employee Stock Option Plan (the "1998 Plan") covering an aggregate of 500,000 shares of Common Stock. At June 30, 2013, options to purchase 14,750 shares were outstanding under the 1998 Plan at exercise prices ranging from $3.45 to $7.60 per share with a vesting period of immediate to three years. At June 30, 2013, options to purchase 72,848 shares under the 1998 Plan have been exercised and options to purchase 477,677 shares under the 1998 Plan have been forfeited (of which options to purchase 65,275 shares have been reissued). At June 30, 2013, there were no shares available for future grants.

In October 2000, the Board of Directors adopted and, in February 2001, the shareholders approved the 2001 Employee Stock Option Plan (the "2001 Plan") covering an aggregate of 1,000,000 shares of Common Stock. At June 30, 2013, options to purchase 400,730 shares were outstanding under the 2001 Plan at exercise prices ranging from $1.82 to $8.00 per share with a vesting period of one to four years. At June 30, 2013, options to purchase 176,256 shares under the 2001 Plan have been exercised and options to purchase 674,275 shares under the 2001 Plan have been forfeited (of which 251,406 options have been reissued). At June 30, 2013, there were no shares available for future grants.

In September 2005, the Board of Directors adopted, and in December 2005, the shareholders approved, the 2005 Employee Equity Incentive Plan (the "2005 Plan") covering an aggregate of 500,000 shares of Common Stock and the 2005 Non-Employee Director Stock Option Plan (the "2005 Directors Plan") covering an aggregate of 200,000 shares of Common Stock. At June 30, 2013, options to purchase 427,700 shares were outstanding under the 2005 Plan at exercise prices ranging from $.85 to $6.18 per share with a vesting period of four years. At June 30, 2013, options to purchase 65,675 shares under the 2005 Plan have been exercised and options to purchase 47,750 shares have been forfeited (of which 41,125 options have been reissued). At June 30, 2013, 6,625 shares were available for future grants under the 2005 Plan. At June 30, 2013, options to purchase 195,000 shares were outstanding under the 2005 Directors Plan at exercise prices ranging from $2.41 to $5.42 with a vesting period over three years. At June 30, 2013, there were no options exercised and 5,000 shares were available for future grants under the 2005 Directors Plan.

In December 2009, the Board of Directors and shareholders adopted the 2009 Employee Equity Incentive Plan (the "2009 Plan") covering an aggregate of 500,000 shares of Common Stock and the 2009 Non-Employee Director Stock Option Plan (the "2009 Directors Plan") covering an aggregate of 200,000 shares of Common Stock. At June 30, 2013 options to purchase 425,811 shares were outstanding under the 2009 Plan at exercise prices ranging from $1.82 to $6.18 per share with a vesting period of four years.  At June 30, 2013, options to purchase 11,089 shares have been exercised and options to purchase 67,525 shares were forfeited under the 2009 Plan.  At June 30, 2013, there were 63,100 shares available for future grants under the 2009 Plan.  At June 30, 2013, options to purchase 120,000 shares were outstanding under the 2009 Directors Plan at exercise prices ranging from $2.41 to $6.71 with a vesting period of four years.  At June 30, 2013, there were no options exercised or forfeited under the 2009 Directors Plan.  At June 30, 2013, there were 80,000 shares available for future grants under the 2009 Directors Plan.

In December 2012, the Board of Directors and shareholders adopted the 2012 Employee Equity Incentive Plan (the “2012 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2012 Non-Employee Director Stock Option Plan (the “2012 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2013, there were no options outstanding, exercised, or forfeited under the 2012 Plan. At June 30, 2013, 500,000 shares were available for future grants under the 2012 Plan. At June 30, 2013, there were no options outstanding, exercised, or forfeited under the 2012 Directors Plan. At June 30, 2013, 200,000 shares were available for future grants under the 2012 Directors Plan.

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The selection of participants, allotments of shares and determination of price and other conditions relating to options are determined by the Board of Directors or a committee thereof, depending on the Plan, and in accordance with Rule 4350(c) of the Corporate Governance Requirements applicable to Nasdaq-listed companies. Incentive stock options granted under the plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Options shall become exercisable at such time and in such installments as provided in the terms of each individual option agreement.

* * *

PROPOSAL TWO

Proposal To Approve (On An Advisory Basis) Compensation Of

The Named Executive Officers As Disclosed In This Proxy Statement

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing shareholders with the opportunity to cast an advisory vote on the Fiscal 2013 compensation of its Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement, including in the section entitled “Compensation Discussion and Analysis,” the compensation tables and other executive compensation disclosures.

Shareholders are being asked to vote on the following resolution:

Resolved, that the shareholders approve the fiscal 2013 compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in the Company’s Proxy Statement dated November 4, 2013, including the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

Please refer to the sections of this Proxy Statement entitled “Executive Compensation” and “Compensation Discussion and Analysis” for a detailed discussion of our executive compensation principles and practices and the Fiscal 2013 compensation of our NEOs.

As an advisory vote, this proposal is not binding upon the Company or the Board. Nevertheless, the Board’s Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to the Company’s executive officers, will carefully consider the shareholder vote on this matter, along with other expressions of shareholder views it receives on specific policies and desirable actions. If there are a significant number of unfavorable votes, the Company will seek to understand the concerns that influenced the vote and address them in making future decisions affecting the executive compensation program.

The Company’s Board of Directors recommends a vote FOR the proposal to approve compensation of the Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL THREE

PROPOSAL REGARDING THE FREQUENCY (ON AN ADVISORY BASIS) OF

EXECUTIVE COMPENSATION ADVISORY VOTES

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company will ask shareholders for an advisory vote on the question of how frequently the Company should seek the advisory shareholder vote to approve the compensation of its NEOs. The advisory shareholder vote to NEO compensation is often referred to as the “say-on-pay vote”; Proposal TWO is such a “say-on-pay” proposal. This Proposal THREE is often referred to as a “say-on-frequency” vote.

17

The Company is soliciting your advisory vote on whether to have the say-on-pay vote at the annual meeting of shareholders every one, two or three years.

The Company values the opinion of its shareholders and encourages communication regarding its executive compensation policies and practices. The Board believes that a “say-on-pay” vote every three years will provide the Company with valuable feedback from its shareholders on its executive compensation policies and practices. The Company views a vote every three years as appropriate for the Company given its size and the number of NEOs concerned as a corporate governance best practice. Accordingly, the Board recommends that shareholders vote for “three years” as the frequency for its “say-on-pay” advisory votes.

The Board will consider the frequency that receives the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and non-binding on the Company or the Board in any way, the Board may decide that it is in the Company’s and its shareholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by shareholders.

While you have the opportunity to vote for every one, two or three years, or abstain from voting on the frequency of say-on-pay votes, the Board unanimously recommends that you vote for a frequency of say-on-pay votes of THREE YEARS.

PROPOSAL FOUR

Independent Registered Public Accounting Firm

  The Audit Committee has selected Grant Thornton to serve as the Company's independent registered public accounting firm for the 2014 fiscal year. Grant Thornton will audit the Company's consolidated financial statements for the 2014 fiscal year and perform other services. While shareholder ratification is not required by the Company's By-Laws or otherwise, the Board of Directors, at the direction of the Audit Committee, is submitting the selection of Grant Thornton to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending June 30, 2014 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

A representative of Grant Thornton is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

Audit Fees:

  Grant Thornton billed the Company $306,635 and $282,049 in the aggregate for services rendered for the audit of the Company's 2013 and 2012 fiscal years, respectively, and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the Company's 2013 and 2012 fiscal years, respectively.

Audit-Related Fees:

Grant Thornton billed the Company $30,160 and $29,120 for audit-related services as defined by the SEC for the fiscal years ended June 30, 2013 and 2012, respectively.  The audit-related services were for the audits of the Company’s pension plan.

Tax Fees:

Grant Thornton did not render any tax related services, as defined by the SEC, to the Company for the fiscal years 2013 and 2012.

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Policy on Pre-approval of Independent Registered Public Accounting Firm Services:

The charter of the Audit Committee provides for the pre-approval of all audit services and all permitted non-audit services to be performed for the Company by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than July 7, 2014 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2014 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before September 20, 2014, unless the 2014 Annual Meeting is not held within 30 days before or after the anniversary date of the 2013 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2013 has been provided to all shareholders. Shareholders are referred to the Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

By Order of the Board of Directors,

RICHARD A. ZAREMBA
Secretary

Dated: November 4, 2013

Farmingdale, New York

19

EXHIBIT A

MISONIX, INC.
AUDIT COMMITTEE CHARTER

A.  Purpose

The primary purpose of the Audit Committee (the “Audit Committee”) of MISONIX, INC. (the “Company”) shall be to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee the integrity of the Company’s financial reporting process, including the performance of the Company’s systems of internal accounting and financial controls, the Company’s internal audit function, the outside auditors’ qualifications and independence, the Company’s process for monitoring compliance with applicable legal, regulatory and ethics programs, and the annual independent audit of the Company’s financial statements. A purpose of the Audit Committee shall also be to prepare the Audit Committee report to be included in the Company’s proxy statement for the annual meeting of shareholders and any other meeting of shareholders at which members of the Board are to be elected.

In discharging its oversight role, the Audit Committee shall have the power to investigate any matter that comes to its attention, with full access to all books, records, facilities and personnel of the Company. The Audit Committee shall also have the power to retain (at the Company’s expense) outside counsel, auditors or other advisors as it determines necessary to carry out its purposes and to determine the engagement terms and fees of such outside counsel, auditors and other advisors. The outside auditors are ultimately accountable to the Audit Committee and shall report directly to the Audit Committee.

The Audit Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

B.  Membership

The Audit Committee shall comprise not less than three (3) members of the Board, each of whom shall be independent as defined below. The Audit Committee’s composition will meet the requirements of the Qualitative Listing Requirements of the Nasdaq Stock Market and all applicable federal securities laws.

The members of the Audit Committee shall be appointed by the Board and shall be subject to removal by the Board.

1.  Independence

No Audit Committee member shall qualify as “independent” unless the Board affirmatively determines that the member has no material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and otherwise meets the standards for independence of the Nasdaq Stock Market and any applicable federal securities laws.

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2.  Financial Expertise and Experience

At least one (1) member of the Audit Committee shall be an “audit committee financial expert” as defined in rules promulgated by the Securities and Exchange Commission. All members of the Audit Committee shall be financially literate, as defined in the Qualitative Listing Requirements of the Nasdaq Stock Market.

C.  Key Responsibilities

The Audit Committee’s job is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing those financial statements. The Audit Committee is not responsible for planning or conducting audits or determining that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditors’ work.

The Audit Committee shall meet at least four times per year, or more often as necessary to perform the duties and responsibilities of the Audit Committee as set forth herein. The Audit Committee shall report to the Board at its next meeting after each Audit Committee meeting.

The following are functions of the Audit Committee in carrying out its oversight function.

1.  Selection and Compensation of the Outside Auditors

The Audit Committee shall have the sole authority and direct responsibility to select, evaluate and, where appropriate, replace the outside auditors. In connection therewith, the Audit Committee is responsible for determining the engagement terms and fees of the outside auditors and for resolving disputes between management and the outside auditors regarding financial reporting.

2.  Pre-Approval of Audit and Non-Audit Services

All auditing services provided to the Company by the outside auditors shall be pre-approved by the Audit Committee.

Additionally, the Audit Committee or one or more of its members shall review any non-audit services provided to the Company by its outside auditors and, except for certain de minimis services to the extent permitted by law, shall pre-approve any such non-audit services. The Audit Committee shall be responsible for determining the engagement terms and fees of any non-audit services to be provided by the outside auditors. The Audit Committee shall not approve the engagement of the Company’s outside auditors to perform any non-audit services that are prohibited by Section 10A(g) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder.

The decisions of any member of the Audit Committee to whom authority is delegated to approve any activity by the outside auditors shall be presented to the full Audit Committee at its next meeting.

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The Audit Committee shall consider whether the outside auditors’ performance of any proposed non-audit services is compatible with the outside auditors’ independence.

3.  Meetings with and Reports from Outside Auditors

(a) The Audit Committee shall periodically meet with management and the outside auditors in separate executive sessions.

(b) The Audit Committee shall review and discuss with management and the outside auditors the audited financial statements and related footnotes and the Management’s Discussion and Analysis to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K). Such review and discussion shall include the analysis and judgment of management and the outside auditors about the appropriateness and quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and consider with management and the outside auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61. The Audit Committee shall recommend to the Board whether, based on the review and discussions described herein, the financial statements should be included in the Company’s Annual Report on Form 10-K.

(c) The Audit Committee shall review and discuss with management and the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission. This review will occur prior to each filing by the Company of its Quarterly Report on Form 10-Q.

(d) The Audit Committee shall review and discuss with management and the outside auditors the accounting policies and assumptions which may be viewed as critical, the alternative treatments of financial information within generally accepted accounting principles that the outside auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors. The Audit Committee shall review and discuss with management and the outside auditors any significant changes in the accounting policies of the Company and accounting and financial reporting pronouncements and proposed rules that may have a significant impact on the Company’s financial reports.

(e) The Audit Committee shall review and discuss with management and the outside auditors (i) any financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company but are necessary to understand how significant aspects of the Company’s business are conducted; and (ii) material transactions or courses of dealing with parties related to the Company.

(f) At least annually, the Audit Committee shall obtain and review a report by the outside auditors describing the following: (i) the outside auditors’ internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years respecting one (1) or more independent audits carried out by the outside auditors, and any steps taken to deal with any such issues.

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(g) The Audit Committee shall evaluate the qualifications, performance and independence of the outside auditors and the lead audit partner (including the rotation of the lead audit partner) and present the conclusions of the Audit Committee to the entire Board. In evaluating the outside auditors, the Audit Committee shall consider whether it is appropriate to rotate outside auditing firms.

(h) The Audit Committee shall: (i) request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1; (ii) discuss with the outside auditors any such disclosed relationship and its impact on the outside auditors’ independence; and (iii) determine any appropriate action in response to the outside auditors’ report to satisfy itself of the auditors’ independence.

(i) The Audit Committee shall meet separately with the outside auditors, with and without management present, to discuss the results of their audits, including any audit problems or difficulties and management’s response.

(j) The Audit Committee shall review and discuss with management, the outside auditors and the Company’s Chief Financial Officer, the adequacy and effectiveness of the Company’s internal controls, including the Company’s legal and regulatory compliance programs and the application of the Company’s code of ethics to the senior financial officers. The Audit Committee shall review and discuss the Company’s legal and regulatory compliance programs with the Company’s General Counsel.

(k) The Audit Committee shall review and discuss the Company’s guidelines and policies to govern the process by which risk assessment and risk management is undertaken and its programs for monitoring and controlling major financial risks.

(l) The Audit Committee shall review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer their evaluation of the Company’s disclosure controls and procedures.

4.  Other Matters

(a) Legal Proceedings and Contingent Liabilities

The Audit Committee shall review with management material and pending or overtly threatened legal proceedings involving the Company and other material contingent liabilities.

(b) Press Releases and Information Provided to Analysts and Ratings Agencies

The Audit Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (through a discussion of the types of information to be disclosed and the types of presentations to be made). In addition, the Audit Committee may delegate the review of individual press releases or presentations to the Audit Committee’s chairman or another member of the Audit Committee.

(c) Proxy Statement Report

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The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s proxy statement for the election of members of the Board. The report will address all issues required by the Securities and Exchange Commission.

(d) Procedures for Employee Complaints and Concerns

The Audit Committee shall establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(e) Hiring Practices for Employees of Outside Auditor

The Audit Committee shall set clear hiring practices for employees or former employees of the outside auditors; such practices to be in accordance with applicable federal securities laws.

(f) Annual Self-Evaluation

The Audit Committee shall perform an annual self-evaluation to determine the extent to which it fulfilled its obligations as described in this Charter or otherwise required by applicable listing standards, regulations or law.

1 De minimis services are defined in Section 202 of the Sarbanes-Oxley Act (Section 10A(i)(1)(B) of the Securities Exchange Act) as services that meet the following criteria: (1) all such services must in the aggregate constitute no more than 5% of the revenues paid by the company to the outside auditor; (2) such services must not have been recognized by the company as non-audit services at the time of the engagement for such services and (3) such services are brought to the attention of the audit committee (or one or more members of the committee to whom the approval of such services has been delegated) and are approved by the committee or such members(s) before the completion of such services.

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PROXY							Please mark
		FOR all Nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all Nominees listed below	PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.			your votes like this	x
1.	Election of Directors:					FOR	AGAINST	ABSTAIN
		☐	☐	2	Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers	☐	☐	☐
	NOMINEES:				3 YEARS	2 YEARS	1 YEARS	ABSTAIN
	(01) Michael A. McManus, Jr., (02) T. Guy Minetti, (03) Thomas F. O’Neill, (04) John W. Gildea, (05) Charles Miner, III MD, (06) Stavros G. Vizirgianakis			3.	Advisory vote on the frequency of future advisory votes on executive compensation. ☐	☐	☐	☐
						FOR	AGAINST	ABSTAIN
	(Instruction: To withhold authority to vote for one or more individual nominees write the nominee’s name(s) in the line provided below).			4.	Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm.	☐	☐	☐

					COMPANY ID:

					PROXY NUMBER:

					ACCOUNT NUMBER:
Please sign exactly as name appears hereon.

Signature	Signature	Date	, 2013.

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. Please note any change in your address alongside the address as it appears in the Proxy.

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PROXY

MISONIX, INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael A. McManus, Jr. and Richard A. Zaremba, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, held of record by the undersigned on October 21, 2013 at the Annual Meeting of Shareholders to be held on December 3, 2013 or any adjournment thereof (the “Meeting”) of MISONIX, INC. (the “Company”).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors, Proposal 2 and Proposal 4 and three years for Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 3, 2013. This Proxy Statement and our 2013 Annual Report on Form 10-K are available at http://www.cstproxy.com/misonix/2013